BT ADVISOR FUNDS

U.S. BOND INDEX FUND
Institutional Class Shares
SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 1997

The second sentence of the first paragraph under the section entitled "Dividends, Distributions, and Taxes" on page 19 is corrected to read as follows:

     "Income dividends are declared daily and paid monthly. Any net capital gains are distributed annually."



October 21, 1997

EDGEWOOD SERVICES, INC.
Distributor



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Cusip: 05576L700
SUPP511 (10/97)